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                                                                    Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Linda Zecher, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Current Report of Evolve Software, Inc. on Form 8-K for the report dated August 20, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 8-K fairly presents in all material respects the financial condition and results of operations of Evolve Software, Inc.

                                        By: /s/ Linda Zecher
                                           ----------------------------------
                                        Name:  Linda Zecher
                                        Title: Chief Executive Officer

I, Art Taylor, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Current Report of Evolve Software, Inc. on Form 8-K for the report dated August 20, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 8-K fairly presents in all material respects the financial condition and results of operations of Evolve Software, Inc.

                                        By: /s/ Art Taylor
                                           ----------------------------------
                                        Name:  Art Taylor
                                        Title: Chief Financial Officer